UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21681
Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)
227 W. Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 W. Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: December 31
Date of reporting period: January 1, 2017 to December 31, 2017

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

Section 19(a) Notices

Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2017
	Total Cumulative Distribution					% Breakdown of the Total Cumulative
	For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.2526	$0.1018	$0.3174	$0.2882	$0.9600	26.31%	10.61%	33.06%	30.02%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.2400, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	December 31, 2017

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (“GPM” or the “Fund”). This report covers the Fund’s performance for the 12-month period ended December 31, 2017.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Guggenheim Partners Investment Management LLC (“GPIM” or the Sub-Adviser) seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
During the period, the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) with and into GPM were completed. See the Questions & Answers section below for more information on the mergers and related changes to the management of GPM. In addition, immediately prior to the closing of the mergers, GPM completed its redomestication from a Massachusetts business trust to a Delaware statutory trust.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended December 31, 2017, the Fund provided a total return based on market price of 24.34% and a total return net of fees based on NAV of 20.25%. As of December 31, 2017, the Fund’s closing market price of $8.90 per share represented a discount of 1.22% to its NAV of $9.01 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.24 per share, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 10.79% based on the Fund’s closing market price of $8.90 as of December 31, 2017. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 1(e) on page 38 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GPIM serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

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(Unaudited) continued	December 31, 2017

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 56 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2017, we encourage you to read the Questions & Answers section of the report, which begins on page 7.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Enhanced Equity Income Fund
January 31, 2018

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	December 31, 2017

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Scott Hammond, Managing Director and Senior Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Daniel Cheeseman, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2017.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap US equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Can you describe the options strategy in more detail?
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of 1 to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2017

GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (SEC).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
The Fund was merged with two others during the period. Did this change how the Fund is managed?
On March 20, 2017, the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) with and into GPM were completed. In the mergers, common shareholders of GGE and GEQ, respectively, received newly-issued GPM common shares in tax-free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of GGE and/or GEQ common shares, as applicable, as determined at the close of business on March 17, 2017. In addition, immediately prior to the closing of the mergers, GPM completed its redomestication from a Massachusetts business trust to a Delaware statutory trust.
No changes to GPM’s investment objective or policies were made in connection with the mergers. Prior to the mergers, the Fund sought to obtain exposure to equity markets by investing primarily in ETFs. The portfolio after the merger is different, with ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ-100 Index). The hedge ratio remains ~67%, with options primarily written on indices tracked by the ETFs which the Fund invests in.
The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index. The exposure to the Equal Weight Index is expected to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index by an average of 1.8% annually since its introduction in 1990.
The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ-100 Index paired

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2017

with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ-100 Index. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to large cap US equity markets, which Guggenheim believes will allow the fund to dynamically capture the volatility risk premium in both rising and falling equity markets.
Please provide an overview of the economic and market environment during the 12 months ended December 31, 2017.
The market story at the end of 2017 is one of positive economic momentum. Economic activity finished 2017 strongly, led by an acceleration in household spending, which is bolstered by consumer confidence near cyclical highs and healthier household balance sheets. Job growth and rebuilding activity have resumed following the several hurricanes that hit the U.S., and elevated business optimism and tax changes could boost business capital expenditure plans in the coming quarters. The economy should also benefit from favorable financial conditions both in the U.S. and abroad, keeping economic growth well above 2% in 2018.
While job growth continues at an unsustainable pace, wage growth has still been relatively unresponsive to declines in the unemployment rate. This could mean that the natural rate of unemployment is lower than the U.S. Federal Reserve’s (the “Fed”) current estimate of 4.6%, and it could also mean that there is still labor market slack left in the form of people not currently in the labor force. Even so, the tighter labor market and increasing worker shortages will put upward pressure on wage growth, which has been held back by meager productivity gains.
Core inflation has been below the Fed’s 2% target for some time now, which should continue for the next few months. However, by the middle of this year core inflation should approach the Fed’s target due to an accelerating economy, reduced labor market slack, and favorable base effects. Inflation closer to target and continued declines in the unemployment rate will give the Fed confidence to press on with tightening. Moreover, financial conditions remain highly accommodative, and fiscal stimulus will give the economy an additional boost, giving the Fed further room to raise rates. Thus, even as the fourth quarter of 2017 saw the commencement of the Fed’s balance sheet roll-off in October and another rate hike in December, we expect the Fed to move to increasingly tighter policy.
How did the Fund perform for the 12 months ended December 31, 2017?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended December 31, 2017, the Fund provided a total return based on market price of 24.34% and a total return net of fees based on NAV of 20.25%. As of December 31, 2017, the Fund’s closing market price of $8.90 per share represented a discount of 1.22% to its NAV of $9.01 per share. On December 31, 2016, the Fund’s closing market price of $8.00 per share represented a discount of 4.19% to its NAV of $8.35 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2017

What were the Fund’s distributions during the period?
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 10.79% based on the Fund’s closing market price of $8.90 as of December 31, 2017.
The Fund adopted a managed distribution policy effective with the June 30, 2017, distribution, under which the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 1(e) on page 38 for more information on distributions for the period.
Discuss market volatility over the period.
The bull market continued through 2017, as major market indices closed the year at record highs. Global economic growth accelerated during the period, and combined with strong gains in U.S. corporate earnings and modest inflation to help propel the S&P 500 Index 21.83% higher, rising every month of the year for the first time ever. In spite of minor spikes, the Chicago Board Options Exchange Volatility Index (“VIX”), which reflects market anticipation of trading conditions in the coming month, declined from 12.6 to 9.2, finishing 2017 with the lowest average daily level in its history. The long term average for the VIX is almost 20.
Subdued volatility persisted during the period, as central bank purchases of financial assets continued, keeping interest rates near historic lows. Another root of low volatility could be the stable macroeconomic environment highlighted by low inflation and muted growth, or the shift into passive investment vehicles. A depressed VIX, however, is not necessarily a bullish signal, as volatility tends to rise as markets begin falling.
Among other key market indices, the NASDAQ-100 Index returned 32.99%, and the small-cap Russell 2000 Index returned 14.65%. Muted domestic economic growth may account for some of the underperformance of U.S. small cap stocks versus large cap stocks, as well as a lower dollar, which tends to benefit larger companies with extensive multinational exposure. The Fund’s long equity exposure is tied to the S&P 500 Equal Weight Index, which returned 18.72% for the period.
What most influenced the Fund’s performance?
For the period, the return on the underlying portfolio holdings contributed to performance. The Fund benefited from the allocation to ETFs that track the S&P 500 Index as well as other indices, some of which (including emerging market equities, Dow Jones Industrials stocks, NASDAQ stocks, and international equities) outperformed the S&P 500 Index.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2017

The Fund’s derivative use also contributed to the Fund’s return, even as the implied-realized volatility spread that the Fund attempts to capture was tight over the period. Although the VIX has been trading near record lows, realized volatility has been even lower, as the S&P 500 Index has glided steadily upward since the beginning of 2017, with only a handful of trading sessions where there was a 1% or greater swing.
The Fund typically does better in a sustained volatility environment, whether at a low or a high level, rather than in rapidly changing markets. A fast market rise, in particular, can be a headwind, as a result of the option strategy limiting upside potential.
Can you discuss the Fund’s approach to leverage?
Leverage was also a contributor to return, as the Fund’s total return was above that of the cost of leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 6 on page 43 for more information on the Fund’s credit facility agreement.
Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Leverage at the end of the period was about 31% of the Fund’s total managed assets.
The U.S. economy continues to expand at an above-trend pace, supported by strong momentum in the U.S. and abroad, favorable financial conditions, and rebuilding activity in the wake of recent storms. Virtually every piece of data is associated with a solid economy, which should continue to improve with the surge in post-hurricane rebuilding, seasonal tailwinds, and tax cuts. In early 2018, investors can expect to see gains in equipment spending, construction, and consumption. Consumer sentiment just hit a 13-year high, unemployment is low, and inflation is not an immediate concern.
As we have noted, stock and bond markets have rarely been more expensive and more stable. High-yield bonds and mortgage-backed securities continue to trade near their narrowest-ever spreads relative to Treasuries. U.S. stock market indices continue to make new highs while the VIX hovers near its lifetime low. The amount of complacency built into the markets continues to argue for caution.
Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
The CBOE Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2017

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.
S&P 500® Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. Stock markets can be volatile. Investments in securities of small and medium capitalization companies may involve greater risk of loss and more abrupt fluctuations in market price than investments in larger companies. There are risks associated with options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. The Fund’s use of leverage involves risk. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2017

legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	December 31, 2017

Fund Statistics
Share Price				$8.90
Net Asset Value				$9.01
Discount to NAV				-1.22%
Net Assets ($000)				$433,042

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2017[1]
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	20.25%	11.02%	11.56%	4.18%
Market	24.34%	13.69%	13.90%	6.53%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
[1]	Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

Portfolio Breakdown	% of Net Assets
Common Stock
Consumer, Non-cyclical	20.7%
Financial	19.5%
Consumer, Cyclical	14.3%
Industrial	13.4%
Technology	9.0%
Energy	6.6%
Communications	6.0%
Other	8.8%
Exchange-Traded Funds	45.2%
Money Market Fund	2.8%
Options Written	-0.7%
Total Investments	145.6%
Other Assets & Liabilities, net	-45.6%
Net Assets	100.0%

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2017, 26.31% of the distributions were characterized as income, 43.67% of the distributions were characterized as capital gains and 30.02% of the distributions were characterized as return of capital.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3%
Consumer, Non-cyclical – 20.7%
Becton Dickinson and Co.[1]	5,132	$ 1,098,563
Coty, Inc. — Class A1	47,490	944,576
Express Scripts Holding Co.*,1	12,390	924,790
Mylan N.V.*,1	21,835	923,839
Envision Healthcare Corp.*,1	26,329	909,930
DaVita, Inc.*,1	12,470	900,957
Zimmer Biomet Holdings, Inc.[1]	7,447	898,630
General Mills, Inc.[1]	15,121	896,524
AmerisourceBergen Corp. — Class A1	9,739	894,235
Constellation Brands, Inc. — Class A1	3,874	885,480
United Rentals, Inc.*,1	5,149	885,165
JM Smucker Co.[1]	7,119	884,465
Alexion Pharmaceuticals, Inc.*,1	7,377	882,215
Abbott Laboratories[1]	15,453	881,903
Vertex Pharmaceuticals, Inc.*,1	5,879	881,027
Cardinal Health, Inc.[1]	14,338	878,489
Church & Dwight Company, Inc.[1]	17,446	875,266
HCA Healthcare, Inc.*,1	9,952	874,184
Brown-Forman Corp. — Class B1	12,701	872,178
Total System Services, Inc.[1]	11,026	872,046
Dr Pepper Snapple Group, Inc.[1]	8,968	870,434
Henry Schein, Inc.*,1	12,436	869,028
Colgate-Palmolive Co.[1]	11,516	868,882
Kroger Co.[1]	31,648	868,738
PepsiCo, Inc.[1]	7,244	868,700
Clorox Co.[1]	5,814	864,774
Molson Coors Brewing Co. — Class B1	10,536	864,690
McKesson Corp.[1]	5,534	863,027
Kellogg Co.[1]	12,691	862,734
Laboratory Corporation of America Holdings*,1	5,404	861,992
Gartner, Inc.*,1	6,995	861,434
Stryker Corp.[1]	5,557	860,446
Patterson Companies, Inc.[1]	23,805	860,075
Perrigo Company plc[1]	9,864	859,746
Procter & Gamble Co.[1]	9,343	858,435
Universal Health Services, Inc. — Class B1	7,569	857,946
Robert Half International, Inc.[1]	15,442	857,649
Quest Diagnostics, Inc.[1]	8,697	856,568
Dentsply Sirona, Inc.[1]	13,010	856,448
Pfizer, Inc.[1]	23,625	855,697
Estee Lauder Companies, Inc. — Class A1	6,721	855,180
Merck & Company, Inc.[1]	15,195	855,023

See notes to financial statements.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Consumer, Non-cyclical – 20.7% (continued)
Coca-Cola Co.[1]	18,635	$ 854,974
Conagra Brands, Inc.[1]	22,668	853,904
Thermo Fisher Scientific, Inc.[1]	4,492	852,941
Automatic Data Processing, Inc.[1]	7,278	852,909
Avery Dennison Corp.[1]	7,424	852,721
PayPal Holdings, Inc.*,1	11,581	852,593
Baxter International, Inc.[1]	13,183	852,149
Global Payments, Inc.[1]	8,497	851,739
AbbVie, Inc.[1]	8,800	851,048
McCormick & Company, Inc.[1]	8,347	850,643
Kimberly-Clark Corp.[1]	7,030	848,240
Equifax, Inc.[1]	7,192	848,081
Illumina, Inc.*,1	3,880	847,741
Mondelez International, Inc. — Class A1	19,798	847,354
Hershey Co.[1]	7,459	846,671
Zoetis, Inc.[1]	11,747	846,254
Hologic, Inc.*,1	19,779	845,552
Monster Beverage Corp.*,1	13,356	845,301
Anthem, Inc.[1]	3,755	844,913
Verisk Analytics, Inc. — Class A*,1	8,781	842,976
Altria Group, Inc.[1]	11,803	842,852
Danaher Corp.[1]	9,061	841,042
Medtronic plc[1]	10,415	841,011
Centene Corp.*,1	8,332	840,532
Johnson & Johnson[1]	6,006	839,158
Quanta Services, Inc.*,1	21,431	838,166
Varian Medical Systems, Inc.*,1	7,540	838,071
Ecolab, Inc.[1]	6,239	837,149
Amgen, Inc.[1]	4,813	836,981
Philip Morris International, Inc.[1]	7,922	836,959
Kraft Heinz Co.[1]	10,759	836,620
IHS Markit Ltd.*	18,521	836,223
S&P Global, Inc.[1]	4,932	835,481
Aetna, Inc.[1]	4,621	833,582
Regeneron Pharmaceuticals, Inc.*,1	2,217	833,503
UnitedHealth Group, Inc.[1]	3,771	831,355
Celgene Corp.*,1	7,959	830,601
Campbell Soup Co.[1]	17,250	829,897
Bristol-Myers Squibb Co.[1]	13,527	828,934
Incyte Corp.*,1	8,743	828,050
ResMed, Inc.[1]	9,776	827,929
Western Union Co.[1]	43,547	827,829

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Consumer, Non-cyclical – 20.7% (continued)
Cintas Corp.[1]	5,304	$ 826,522
Biogen, Inc.*,1	2,592	825,733
Hormel Foods Corp.[1]	22,674	825,107
Eli Lilly & Co.[1]	9,767	824,921
Allergan plc[1]	5,032	823,135
IDEXX Laboratories, Inc.*,1	5,258	822,246
Tyson Foods, Inc. — Class A1	10,098	818,645
Sysco Corp.[1]	13,480	818,640
Moody’s Corp.[1]	5,541	817,907
Humana, Inc.[1]	3,292	816,646
Cigna Corp.[1]	4,021	816,625
IQVIA Holdings, Inc.*	8,331	815,605
Archer-Daniels-Midland Co.[1]	20,342	815,308
Gilead Sciences, Inc.[1]	11,376	814,977
H&R Block, Inc.[1]	31,020	813,344
Boston Scientific Corp.*,1	32,766	812,269
Cooper Companies, Inc.[1]	3,727	812,039
Intuitive Surgical, Inc.*,1	2,224	811,627
Nielsen Holdings plc[1]	22,249	809,864
Edwards Lifesciences Corp.*,1	7,154	806,327
Align Technology, Inc.*	3,541	786,775
Total Consumer, Non-cyclical		89,516,999
Financial – 19.5%
Invesco Ltd.[1]	25,388	927,678
Hartford Financial Services Group, Inc.[1]	16,407	923,386
Alliance Data Systems Corp.[1]	3,623	918,358
Simon Property Group, Inc. REIT[1]	5,204	893,735
Navient Corp.[1]	66,174	881,438
Boston Properties, Inc. REIT[1]	6,773	880,693
Discover Financial Services[1]	11,441	880,042
Everest Re Group Ltd.	3,977	879,951
Capital One Financial Corp.[1]	8,815	877,798
Synchrony Financial[1]	22,517	869,381
Realty Income Corp. REIT[1]	15,192	866,248
Progressive Corp.[1]	15,355	864,794
Affiliated Managers Group, Inc.[1]	4,213	864,718
Regency Centers Corp. REIT[1]	12,494	864,335
Wells Fargo & Co.[1]	14,237	863,759
Northern Trust Corp.[1]	8,640	863,050
Allstate Corp.[1]	8,238	862,601
T. Rowe Price Group, Inc.[1]	8,218	862,315

See notes to financial statements.

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Financial – 19.5% (continued)
Federal Realty Investment Trust REIT[1]	6,481	$ 860,742
Goldman Sachs Group, Inc.[1]	3,372	859,051
Assurant, Inc.[1]	8,518	858,955
Comerica, Inc.[1]	9,887	858,290
Bank of America Corp.[1]	29,066	858,028
Vornado Realty Trust REIT[1]	10,967	857,400
Travelers Companies, Inc.[1]	6,313	856,295
KeyCorp[1]	42,452	856,257
Crown Castle International Corp. REIT[1]	7,711	855,998
Extra Space Storage, Inc. REIT[1]	9,786	855,786
Visa, Inc. — Class A1	7,499	855,036
Regions Financial Corp.[1]	49,437	854,271
Mastercard, Inc. — Class A1	5,633	852,611
JPMorgan Chase & Co.[1]	7,971	852,419
Berkshire Hathaway, Inc. — Class B*,1	4,298	851,950
Torchmark Corp.[1]	9,387	851,495
American Express Co.[1]	8,568	850,888
Cincinnati Financial Corp.[1]	11,349	850,835
Citizens Financial Group, Inc.	20,229	849,213
Alexandria Real Estate Equities, Inc. REIT[1]	6,495	848,182
Loews Corp.[1]	16,942	847,608
PNC Financial Services Group, Inc.[1]	5,872	847,271
Equinix, Inc. REIT[1]	1,866	845,708
American Tower Corp. — Class A REIT[1]	5,927	845,605
American International Group, Inc.[1]	14,189	845,381
Host Hotels & Resorts, Inc. REIT[1]	42,559	844,796
Charles Schwab Corp.[1]	16,431	844,060
State Street Corp.[1]	8,645	843,838
Fifth Third Bancorp[1]	27,803	843,543
Macerich Co. REIT[1]	12,842	843,462
GGP, Inc. REIT[1]	36,038	842,929
BB&T Corp.[1]	16,952	842,853
Zions Bancorporation[1]	16,579	842,711
Raymond James Financial, Inc.	9,435	842,545
Ameriprise Financial, Inc.[1]	4,971	842,435
BlackRock, Inc. — Class A1	1,638	841,457
M&T Bank Corp.[1]	4,917	840,758
Aflac, Inc.[1]	9,578	840,757
Weyerhaeuser Co. REIT[1]	23,832	840,316
Intercontinental Exchange, Inc.[1]	11,904	839,946
Cboe Global Markets, Inc.[1]	6,740	839,737
CBRE Group, Inc. — Class A*,1	19,357	838,352

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Financial – 19.5% (continued)
People’s United Financial, Inc.[1]	44,818	$ 838,097
Kimco Realty Corp. REIT[1]	46,166	837,913
Digital Realty Trust, Inc. REIT[1]	7,355	837,734
Morgan Stanley[1]	15,965	837,684
Public Storage REIT[1]	4,004	836,836
SunTrust Banks, Inc.[1]	12,950	836,440
Apartment Investment & Management Co. — Class A REIT[1]	19,134	836,347
SBA Communications Corp. REIT*	5,111	834,933
Essex Property Trust, Inc. REIT[1]	3,456	834,175
UDR, Inc. REIT[1]	21,634	833,342
Bank of New York Mellon Corp.[1]	15,445	831,868
E*TRADE Financial Corp.*,1	16,760	830,793
SL Green Realty Corp. REIT[1]	8,230	830,654
Principal Financial Group, Inc.[1]	11,766	830,209
Citigroup, Inc.[1]	11,153	829,895
Prudential Financial, Inc.[1]	7,208	828,776
Huntington Bancshares, Inc.[1]	56,861	827,896
AvalonBay Communities, Inc. REIT[1]	4,634	826,752
Lincoln National Corp.[1]	10,751	826,429
Nasdaq, Inc.[1]	10,718	823,464
Mid-America Apartment Communities, Inc. REIT[1]	8,187	823,285
Prologis, Inc. REIT[1]	12,762	823,277
Duke Realty Corp. REIT	30,253	823,184
Brighthouse Financial, Inc.*,1	14,026	822,485
HCP, Inc. REIT[1]	31,530	822,302
Chubb Ltd.[1]	5,627	822,273
Franklin Resources, Inc.[1]	18,902	819,024
Willis Towers Watson plc[1]	5,431	818,397
Equity Residential REIT[1]	12,830	818,169
U.S. Bancorp[1]	15,252	817,202
Aon plc[1]	6,097	816,998
Marsh & McLennan Companies, Inc.[1]	10,036	816,830
Arthur J Gallagher & Co.[1]	12,854	813,401
Welltower, Inc. REIT[1]	12,732	811,920
CME Group, Inc. — Class A1	5,525	806,926
Unum Group[1]	14,687	806,169
XL Group Ltd.[1]	22,901	805,199
Ventas, Inc. REIT[1]	13,337	800,353
MetLife, Inc.[1]	15,706	794,095
Iron Mountain, Inc. REIT[1]	21,046	794,066
Total Financial		84,409,842

See notes to financial statements.

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Consumer, Cyclical – 14.3%
Darden Restaurants, Inc.[1]	9,772	$ 938,307
Tractor Supply Co.[1]	12,480	932,880
Kohl’s Corp.[1]	16,962	919,849
Lowe’s Companies, Inc.[1]	9,864	916,760
Tiffany & Co.[1]	8,818	916,631
Best Buy Company, Inc.[1]	13,237	906,337
Target Corp.[1]	13,759	897,775
Signet Jewelers Ltd.[1]	15,865	897,166
United Continental Holdings, Inc.*,1	13,287	895,544
Wynn Resorts Ltd.[1]	5,293	892,347
WW Grainger, Inc.[1]	3,771	890,899
Alaska Air Group, Inc.[1]	12,107	889,986
L Brands, Inc.[1]	14,741	887,703
Marriott International, Inc. — Class A1	6,529	886,181
Delta Air Lines, Inc.[1]	15,795	884,520
Tapestry, Inc.[1]	19,981	883,760
Ross Stores, Inc.[1]	10,982	881,305
Foot Locker, Inc.[1]	18,776	880,219
Nordstrom, Inc.[1]	18,444	873,877
TJX Companies, Inc.[1]	11,429	873,861
Southwest Airlines Co.[1]	13,333	872,645
Home Depot, Inc.[1]	4,604	872,596
Leggett & Platt, Inc.[1]	18,237	870,452
Wyndham Worldwide Corp.[1]	7,469	865,433
Wal-Mart Stores, Inc.[1]	8,745	863,569
Mattel, Inc.[1]	56,142	863,464
Nike, Inc. — Class B1	13,774	861,564
American Airlines Group, Inc.[1]	16,550	861,096
Hilton Worldwide Holdings, Inc.	10,773	860,332
Michael Kors Holdings Ltd.*,1	13,661	859,960
Goodyear Tire & Rubber Co.[1]	26,595	859,284
Gap, Inc.[1]	25,213	858,755
Lennar Corp. — Class A1	13,579	858,736
Fastenal Co.[1]	15,700	858,633
Walgreens Boots Alliance, Inc.[1]	11,801	856,989
PVH Corp.[1]	6,236	855,642
Ralph Lauren Corp. — Class A1	8,250	855,442
LKQ Corp.*,[1]	20,994	853,826
VF Corp.[1]	11,511	851,814
Hanesbrands, Inc.[1]	40,693	850,891
MGM Resorts International	25,448	849,708

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Consumer, Cyclical – 14.3% (continued)
DR Horton, Inc.[1]	16,628	$ 849,192
Genuine Parts Co.[1]	8,902	845,779
Newell Brands, Inc.[1]	27,273	842,736
Dollar General Corp.[1]	9,042	840,996
Ulta Beauty, Inc.*,1	3,760	840,962
Aptiv plc[1]	9,908	840,496
Hasbro, Inc.[1]	9,242	840,005
Harley-Davidson, Inc.[1]	16,495	839,265
McDonald’s Corp.[1]	4,876	839,257
Advance Auto Parts, Inc.[1]	8,418	839,190
Whirlpool Corp.[1]	4,976	839,153
Carnival Corp.[1]	12,619	837,523
CVS Health Corp.[1]	11,552	837,520
Ford Motor Co.[1]	66,961	836,343
Costco Wholesale Corp.[1]	4,490	835,679
PACCAR, Inc.[1]	11,732	833,910
Dollar Tree, Inc.*,1	7,770	833,799
AutoZone, Inc.*,1	1,169	831,591
Mohawk Industries, Inc.*,1	3,009	830,183
Starbucks Corp.[1]	14,406	827,337
Yum! Brands, Inc.[1]	10,134	827,036
Macy’s, Inc.[1]	32,728	824,418
General Motors Co.[1]	20,095	823,694
PulteGroup, Inc.[1]	24,762	823,336
Norwegian Cruise Line Holdings Ltd.*	15,344	817,068
O’Reilly Automotive, Inc.*,1	3,363	808,936
Royal Caribbean Cruises Ltd.[1]	6,742	804,186
CarMax, Inc.*,1	12,513	802,459
BorgWarner, Inc.[1]	15,706	802,420
Chipotle Mexican Grill, Inc. — Class A*,1	2,673	772,577
Under Armour, Inc. — Class A*,1	32,604	470,476
Under Armour, Inc. — Class C*,1	32,813	437,069
Total Consumer, Cyclical		61,781,329
Industrial – 13.4%
Arconic, Inc.[1]	34,506	940,288
Caterpillar, Inc.[1]	5,869	924,837
Emerson Electric Co.[1]	12,688	884,227
United Technologies Corp.[1]	6,875	877,044
Union Pacific Corp.[1]	6,540	877,014
Republic Services, Inc. — Class A1	12,963	876,429
FedEx Corp.[1]	3,508	875,386

See notes to financial statements.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Industrial – 13.4% (continued)
Parker-Hannifin Corp.[1]	4,375	$ 873,163
Cummins, Inc.[1]	4,941	872,778
Martin Marietta Materials, Inc.[1]	3,944	871,781
Deere & Co.[1]	5,570	871,761
Textron, Inc.[1]	15,397	871,316
Sealed Air Corp.[1]	17,668	871,032
Boeing Co.[1]	2,953	870,869
PerkinElmer, Inc.[1]	11,888	869,251
Norfolk Southern Corp.[1]	5,996	868,821
Masco Corp.[1]	19,765	868,474
Acuity Brands, Inc.[1]	4,919	865,744
Fluor Corp.[1]	16,760	865,654
Dover Corp.[1]	8,563	864,778
Eaton Corporation plc[1]	10,925	863,184
J.B. Hunt Transport Services, Inc.[1]	7,505	862,925
Stericycle, Inc.*,1	12,682	862,249
L3 Technologies, Inc.[1]	4,356	861,835
Waste Management, Inc.[1]	9,984	861,619
Vulcan Materials Co.[1]	6,708	861,106
Johnson Controls International plc[1]	22,571	860,181
Packaging Corporation of America	7,135	860,124
Rockwell Automation, Inc.[1]	4,378	859,620
Ingersoll-Rand plc[1]	9,638	859,613
Lockheed Martin Corp.[1]	2,673	858,167
Snap-on, Inc.[1]	4,904	854,767
Stanley Black & Decker, Inc.[1]	5,036	854,559
General Dynamics Corp.[1]	4,199	854,287
AMETEK, Inc.[1]	11,770	852,972
Pentair plc[1]	12,071	852,454
CH Robinson Worldwide, Inc.[1]	9,554	851,166
Rockwell Collins, Inc.[1]	6,272	850,609
FLIR Systems, Inc.[1]	18,201	848,531
Northrop Grumman Corp.[1]	2,762	847,685
Expeditors International of Washington, Inc.[1]	13,099	847,374
Fortune Brands Home & Security, Inc.[1]	12,377	847,082
TE Connectivity Ltd.[1]	8,905	846,331
Illinois Tool Works, Inc.[1]	5,071	846,096
Xylem, Inc.[1]	12,382	844,452
Flowserve Corp.[1]	20,042	844,370
TransDigm Group, Inc.[1]	3,074	844,182
Raytheon Co.[1]	4,490	843,446

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Industrial – 13.4% (continued)
Honeywell International, Inc.[1]	5,495	$ 842,713
United Parcel Service, Inc. — Class B1	7,062	841,437
Mettler-Toledo International, Inc.*,1	1,355	839,450
Agilent Technologies, Inc.[1]	12,531	839,201
Roper Technologies, Inc.[1]	3,240	839,160
Corning, Inc.[1]	26,101	834,971
Harris Corp.[1]	5,894	834,885
3M Co.[1]	3,546	834,622
General Electric Co.[1]	47,678	831,981
AO Smith Corp.	13,571	831,631
Amphenol Corp. — Class A1	9,451	829,798
Fortive Corp.[1]	11,458	828,986
WestRock Co.[1]	13,107	828,494
CSX Corp.[1]	14,955	822,675
Waters Corp.*,[1]	4,237	818,546
Allegion plc[1]	10,240	814,694
Jacobs Engineering Group, Inc.[1]	12,325	812,957
Garmin Ltd.[1]	13,560	807,769
Ball Corp.[1]	21,323	807,076
Kansas City Southern[1]	7,556	795,042
Total Industrial		57,997,721
Technology – 9.0%
Akamai Technologies, Inc.*,1	14,945	972,023
Texas Instruments, Inc.[1]	8,614	899,646
Intel Corp.[1]	19,478	899,105
Analog Devices, Inc.[1]	9,873	878,993
Advanced Micro Devices, Inc.*	84,948	873,265
Seagate Technology plc[1]	20,854	872,531
CSRA, Inc.[1]	28,877	864,000
Accenture plc — Class A1	5,609	858,682
Microsoft Corp.[1]	10,033	858,223
Intuit, Inc.[1]	5,439	858,165
Activision Blizzard, Inc.[1]	13,525	856,403
KLA-Tencor Corp.[1]	8,120	853,168
NVIDIA Corp.[1]	4,409	853,142
ANSYS, Inc.*,[11]	5,778	852,775
Adobe Systems, Inc.*,1	4,864	852,367
Microchip Technology, Inc.[1]	9,660	848,921
Citrix Systems, Inc.*,1	9,640	848,320
Hewlett Packard Enterprise Co.[1]	58,883	845,560
Apple, Inc.[1]	4,985	843,611

See notes to financial statements.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Technology – 9.0% (continued)
Electronic Arts, Inc.*,1	8,021	$ 842,686
HP, Inc.[1]	40,075	841,976
QUALCOMM, Inc.[1]	13,144	841,479
Fiserv, Inc.*,1	6,410	840,543
CA, Inc.[1]	25,220	839,322
Applied Materials, Inc.[1]	16,418	839,288
International Business Machines Corp.[1]	5,454	836,753
DXC Technology Co.[1]	8,802	835,310
Cognizant Technology Solutions Corp. — Class A1	11,757	834,982
salesforce.com, Inc.*,1	8,163	834,503
Broadcom Ltd.[1]	3,248	834,411
Lam Research Corp.[1]	4,528	833,469
Paychex, Inc.[1]	12,235	832,959
Skyworks Solutions, Inc.[1]	8,770	832,712
Xerox Corp.[1]	28,536	831,825
Xilinx, Inc.[1]	12,320	830,614
Fidelity National Information Services, Inc.[1]	8,809	828,839
Qorvo, Inc.*,1	12,439	828,437
Autodesk, Inc.*,1	7,879	825,956
Western Digital Corp.[1]	10,364	824,249
Cadence Design Systems, Inc.*	19,384	810,639
Red Hat, Inc.*,1	6,739	809,354
Cerner Corp.*,1	11,991	808,073
Oracle Corp.[1]	17,024	804,895
Micron Technology, Inc.*,1	19,541	803,526
NetApp, Inc.[1]	14,493	801,753
Synopsys, Inc.*,1	9,329	795,204
Total Technology		38,812,657
Energy – 6.6%
TechnipFMC plc[1]	30,873	966,633
Anadarko Petroleum Corp.[1]	17,621	945,190
Marathon Oil Corp.[1]	55,735	943,594
Helmerich & Payne, Inc.[1]	14,555	940,835
Halliburton Co.[1]	19,194	938,011
Pioneer Natural Resources Co.[1]	5,416	936,156
National Oilwell Varco, Inc.[1]	25,885	932,378
Cimarex Energy Co.[1]	7,546	920,687
Devon Energy Corp.[1]	22,191	918,707
Noble Energy, Inc.[1]	31,343	913,335
Chesapeake Energy Corp.*,[1]	229,451	908,626
EOG Resources, Inc.[1]	8,411	907,631

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Energy – 6.6% (continued)
Newfield Exploration Co.*,1	28,730	$ 905,857
Concho Resources, Inc.*,1	6,022	904,625
Occidental Petroleum Corp.[1]	12,260	903,072
Williams Companies, Inc.[1]	29,575	901,742
ConocoPhillips[1]	16,373	898,714
Range Resources Corp.[1]	52,511	895,838
Schlumberger Ltd.[1]	13,289	895,546
Valero Energy Corp.[1]	9,639	885,920
Baker Hughes a GE Co.[1]	27,904	882,882
Chevron Corp.[1]	7,041	881,463
Hess Corp.[1]	18,562	881,138
Apache Corp.[1]	20,746	875,896
Cabot Oil & Gas Corp. — Class A1	30,428	870,241
Andeavor[1]	7,604	869,441
Marathon Petroleum Corp.[1]	13,041	860,445
Phillips 66[1]	8,482	857,954
Kinder Morgan, Inc.[1]	47,463	857,656
Exxon Mobil Corp.[1]	10,215	854,383
Equities Corp.[1]	14,976	852,434
ONEOK, Inc.[1]	15,928	851,352
Total Energy		28,758,382
Communications – 6.0%
CenturyLink, Inc.[1]	57,558	960,068
AT&T, Inc.[1]	22,989	893,812
Comcast Corp. — Class A1	22,249	891,072
Viacom, Inc. — Class B1	28,828	888,191
Scripps Networks Interactive, Inc. — Class A1	10,316	880,780
Verizon Communications, Inc.[1]	16,527	874,774
Charter Communications, Inc. — Class A*,1	2,602	874,168
Walt Disney Co.[1]	8,101	870,938
CBS Corp. — Class B1	14,692	866,828
Expedia, Inc.[1]	7,184	860,428
Cisco Systems, Inc.[1]	22,451	859,873
Netflix, Inc.*,1	4,478	859,597
VeriSign, Inc.*,1	7,474	855,324
Priceline Group, Inc.*,1	491	853,230
Time Warner, Inc.[1]	9,308	851,403
Amazon.com, Inc.*,1	727	850,205
Juniper Networks, Inc.[1]	29,753	847,961
Symantec Corp.[1]	30,178	846,795
eBay, Inc.*,1	22,427	846,395

See notes to financial statements.

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Communications – 6.0% (continued)
TripAdvisor, Inc.*,1	24,475	$ 843,408
Interpublic Group of Companies, Inc.[1]	41,759	841,861
Omnicom Group, Inc.[1]	11,491	836,890
F5 Networks, Inc.*,1	6,361	834,690
Facebook, Inc. — Class A*,1	4,717	832,362
DISH Network Corp. — Class A*,1	17,377	829,752
Motorola Solutions, Inc.[1]	9,126	824,443
News Corp. — Class A1	38,551	624,912
Twenty-First Century Fox, Inc. — Class A1	17,944	619,606
Discovery Communications, Inc. — Class C*,1	25,363	536,935
Discovery Communications, Inc. — Class A*,1	19,211	429,942
Alphabet, Inc. — Class C*,1	407	425,885
Alphabet, Inc. — Class A*,1	402	423,467
Twenty-First Century Fox, Inc. — Class B1	7,487	255,456
News Corp. — Class B1	12,283	203,898
Total Communications		25,895,349
Utilities – 5.2%
NRG Energy, Inc.[1]	29,889	851,239
AES Corp.[1]	78,474	849,874
American Water Works Company, Inc.[1]	9,226	844,087
Public Service Enterprise Group, Inc.[1]	16,260	837,390
NextEra Energy, Inc.[1]	5,309	829,213
CenterPoint Energy, Inc.[1]	29,207	828,311
Eversource Energy[1]	12,946	817,928
Entergy Corp.[1]	10,047	817,725
Dominion Energy, Inc.[1]	10,066	815,950
WEC Energy Group, Inc.[1]	12,244	813,369
Exelon Corp.[1]	20,570	810,664
American Electric Power Company, Inc.[1]	10,976	807,504
Consolidated Edison, Inc.[1]	9,496	806,685
Duke Energy Corp.[1]	9,590	806,615
CMS Energy Corp.[1]	16,932	800,884
Alliant Energy Corp.[1]	18,789	800,599
DTE Energy Co.[1]	7,311	800,262
NiSource, Inc.[1]	31,112	798,645
Southern Co.[1]	16,537	795,264
Xcel Energy, Inc.[1]	16,492	793,430
Pinnacle West Capital Corp.[1]	9,304	792,515
Ameren Corp.[1]	13,362	788,224
FirstEnergy Corp.[1]	25,719	787,516
Sempra Energy[1]	7,236	773,673

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Utilities – 5.2% (continued)
PPL Corp.[1]	24,475	$ 757,501
Edison International[1]	11,760	743,702
SCANA Corp.[1]	18,444	733,702
PG&E Corp.[1]	15,795	708,090
Total Utilities		22,410,561
Basic Materials – 3.4%
Freeport-McMoRan, Inc.*,1	56,405	1,069,439
Mosaic Co.[1]	35,749	917,319
CF Industries Holdings, Inc.[1]	21,507	914,908
FMC Corp.[1]	9,507	899,933
Newmont Mining Corp.[1]	23,852	894,927
Nucor Corp.[1]	14,033	892,218
LyondellBasell Industries N.V. — Class A1	7,881	869,432
Praxair, Inc.[1]	5,577	862,650
Air Products & Chemicals, Inc.[1]	5,247	860,928
International Paper Co.[1]	14,837	859,656
PPG Industries, Inc.[1]	7,284	850,917
DowDuPont, Inc.[1]	11,938	850,224
Eastman Chemical Co.[1]	9,160	848,582
Sherwin-Williams Co.[1]	2,065	846,733
International Flavors & Fragrances, Inc.[1]	5,517	841,949
Monsanto Co.[1]	7,198	840,582
Albemarle Corp.[1]	6,465	826,809
Total Basic Materials		14,947,206
Diversified – 0.2%
Leucadia National Corp.[1]	32,352	857,005
Total Common Stocks
(Cost $385,023,344)		425,387,051
EXCHANGE-TRADED FUNDS† – 45.2%
SPDR S&P 500 ETF Trust[1,2]	245,034	65,389,773
iShares Russell 2000 Index ETF[1,2]	427,484	65,174,211
PowerShares QQQ Trust Series 1[1,2]	418,202	65,139,144
Total Exchange-Traded Funds
(Cost $167,477,859)		195,703,128
MONEY MARKET FUND† – 2.8%
Dreyfus Treasury Prime Cash Management Institutional Class 1.11%[3]	12,297,417	12,297,417
Total Money Market Fund
(Cost $12,297,417)		12,297,417
Total Investments – 146.3%
(Cost $564,798,620)		$ 633,387,596

See notes to financial statements.

28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2017

	Contracts	Value
OPTIONS WRITTEN† – (0.7)%
Call options on:
BNP Paribas S&P 500 Index Expiring January 2018 with strike price of $2,680
(Notional Amount $130,472,168)*	488	$ (771,040)
BNP Paribas Russell 2000 Index Expiring January 2018 with strike price of $1,545
(Notional Amount $130,211,333)*	848	(1,047,280)
BNP Paribas NASDAQ-100 Index Expiring January 2018 with strike price of $6,425
(Notional Amount $130,487,009)*	204	(1,146,480)
Total Call Options Written
(Premiums received $4,770,051)		(2,964,800)
Other Assets & Liabilities, net – (45.6)%		(197,380,920)
Total Net Assets – 100.0%		$ 433,041,876

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4
1	All or a portion of these securities have been physically segregated in connection with borrowings. As of December 31, 2017, the total market value of segregated securities was $339,375,777.
2	Security represents cover for outstanding options written.
3	Rate indicated is the 7 day yield as of December 31, 2017.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Supplemental Information section.
The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Assets)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$ 425,387,051	$ —	$ —	$ 425,387,051
Exchange-Traded Funds	195,703,128	—	—	195,703,128
Money Market Fund	12,297,417	—	—	12,297,417
Total Assets	$ 633,387,596	$ —	$ —	$ 633,387,596

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Liabilities)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Options Written	$ 2,964,800	$ —	$ —	$ 2,964,800
Total Liabilities	$ 2,964,800	$ —	$ —	$ 2,964,800

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended December 31, 2017, there were no transfers between levels.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 29

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2017

ASSETS:
Investments, at value (cost $564,798,620)	$633,387,596
Cash	186,326
Receivables:
Dividends	873,418
Investments sold	565,574
Interest	14,564
Tax reclaims	3,523
Other assets	1,949
Total assets	635,032,950
LIABILITIES:
Borrowings	198,000,000
Options written, at value (Premiums received of $4,770,051)	2,964,800
Interest payable on borrowings	407,064
Investment advisory fees payable	429,361
Other liabilities	189,849
Total liabilities	201,991,074
NET ASSETS	$433,041,876
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share;
unlimited number of shares authorized,
48,036,872 shares issued and outstanding	$480,369
Additional paid-in capital	386,316,944
Undistributed net investment income	—
Accumulated net realized loss on investments	(24,149,664)
Net unrealized appreciation on investments	70,394,227
NET ASSETS	$433,041,876
Net asset value	$9.01

See notes to financial statements.

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	December 31, 2017
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$8,888,167
Interest	89,484
Total investment income	8,977,651
EXPENSES:
Investment advisory fees	4,342,528
Interest expense	3,222,555
Merger fees	245,000
Professional fees	166,471
Trustees’ fees and expenses*	138,766
Administration fees	116,944
Fund accounting fees	106,054
Printing fees	65,949
Listing fees	23,874
Transfer agent fees	20,828
Insurance	14,881
Custodian fees	13,279
Other expenses	55,141
Total expenses	8,532,270
Less:
Expenses waived by advisor	(50,827)
Net expenses	8,481,443
Net investment income	496,208
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	44,445,959
Options written	(24,616,415)
Net realized gain	19,829,544
Net change in unrealized appreciation (depreciation) on:
Investments	38,465,784
Options written	3,283,131
Net change in unrealized appreciation (depreciation)	41,748,915
Net realized and unrealized gain	61,578,459
Net increase in net assets resulting from operations	$62,074,667

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 31

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2017

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$496,208	$1,229,613
Net realized gain on investments	19,829,544	8,279,855
Net change in unrealized appreciation (depreciation)
on investments	41,748,915	8,365,313
Net increase in net assets resulting from operations	62,074,667	17,874,781
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,303,133)	(8,992,978)
Return of capital	(11,759,225)	(9,321,247)
Capital gains	(17,102,746)	—
Total distributions to shareholders	(39,165,104)	(18,314,225)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares due to merger	250,903,029 [a]	—
Net increase in net assets resulting from shareholder transactions	250,903,029	—
Net increase (decrease) in net assets	273,812,592	(439,444)
NET ASSETS:
Beginning of period	159,229,284	159,668,728
End of period	$433,041,876	$159,229,284
Undistributed net investment income at end of period	$—	$—
[a] Fund merger – See Note 8.

See notes to financial statements.

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	December 31, 2017
For the Year Ended December 31, 2017

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$62,074,667
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(38,465,784)
Net change in unrealized (appreciation) depreciation on options written	(3,283,131)
Net realized gain on investments	(44,445,959)
Net realized loss on options written	24,616,415
Premiums received on options written	203,690,818
Cost of closed options written	(228,808,021)
Purchase of long-term investments	(350,892,710)
Proceeds from sale of long-term investments	381,114,016
Net purchase of short-term investments	(12,297,417)
Corporate actions and other payments	(193,297)
Increase in dividends receivable*	(271,062)
Increase in investments sold receivable	(840,356)
Increase in interest receivable	(14,564)
Increase in tax reclaim receivable*	(3,523)
Increase in other assets*	(45,453)
Increase in investments purchased payable	274,782
Increase in interest payable on borrowings*	311,966
Increase in investment advisory fees payable*	289,820
Decrease in trustees’ fees and expenses payable*	(2,571)
Increase in other liabilities*	117,281
Net Cash Used in Operating and Investing Activities	$(7,074,083)
Cash Flows From Financing Activities:
Distributions to common shareholders	(39,165,104)
Proceeds from borrowings	45,500,000
Payments made on borrowings	(12,000,000)
Net Cash Used in Financing Activities	(5,665,104)
Net decrease in cash	(12,739,187)
Cash at Beginning of Period (including restricted cash)	4,965,448
Cash Acquired in Connection with the Merger	7,960,065
Cash at End of Period	$186,326
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$2,910,589
Fair value of investments and borrowings acquired through the merger	$243,473,831
*Includes assets and liabilities acquired in merger.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS	December 31, 2017

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$8.35	$8.37	$9.19	$9.47	$8.93
Income from investment operations:
Net investment income (loss)(a)	0.01	0.06	0.06	(0.06)	(0.05)
Net gain on investments (realized and unrealized)	1.61	0.88	0.08	0.74	1.55
Total from investment operations	1.62	0.94	0.14	0.68	1.50
Less distributions from:
Net investment income	(0.25)	(0.47)	(0.53)	(0.96)	(0.69)
Return of capital	(0.29)	(0.49)	(0.43)	—	(0.27)
Capital gains	(0.42)	—	—	—	—
Total distributions to shareholders	(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$9.01	$8.35	$8.37	$9.19	$9.47
Market value, end of period	$8.90	$8.00	$7.68	$8.64	$8.85
Total Return(b)
Net asset value	20.25%	11.87%	1.71%	7.36%	17.60%
Market value	24.34%	17.86%	0.28%	8.47%	20.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$433,042	$159,229	$159,669	$175,241	$180,499
Ratio to average net assets of:
Net investment income, including interest expense(f)	0.14%	0.78%	0.69%	(0.69)%	(0.52)%
Total expenses, including interest expense	2.34%	2.16%	2.03%	1.83%	1.74%
Net expenses, including interest expense(c)(d)(g)	2.32%	2.01%	1.88%	1.69%	1.61%
Portfolio turnover rate	67%	143%	358%	664%	610%

See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	December 31, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Borrowings outstanding (in thousands)	$198,000	$72,000	$80,000	$85,000	$62,500
Asset Coverage per $1,000 of indebtedness(e)	$3,187	$3,212	$2,996	$3,062	$3,888

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)	Excluding interest expense, the net expense ratios for the years ended December 31 would be:

2017	2016	2015	2014	2013	2012
1.44%(g)	1.46%	1.44%	1.35%	1.31%	1.38%

(d)	Net expense information reflects the expense ratios after expense waivers.
(e)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37% - See Note 8.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS	December 31, 2017

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) was organized as a Massachusetts business trust on December 3, 2004, and as of March 20, 2017, it redomiciled to a Delaware statutory trust. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The net asset value per share (“NAV”) of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may note necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.
Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost provided such amount approximates market value.
Exchange-traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Advisor”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increase by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

(c) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2017, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.
(d) Investment Transactions and Investment Income
Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
(e) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term capital gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend

38 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the December 31, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(f) Indemnifications
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or their affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 2 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Speculation: the use of an instrument to seek to obtain increased investment returns.
Options Purchased and Written
The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of the a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium an the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The following table represents the Fund’s use and volume of call options purchased on a quarterly basis:
	Average Number of	Average
Use	Contracts	Notional
Hedge, Speculation	1,600	$3,743,650

The following table represents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2017.
Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Risk	N/A	$—	Options written, at value	$2,964,800

The following table represents the effective of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Effect of Derivative Instruments on the Statement of Operations
	Amount of Net Realized	Net Change in Unrealized
	Loss on Investments	Appreciation on Derivatives
Primary Risk Exposure	Options Written	Options Written
Equity Risk	$ (24,616,415)	$ 3,283,131

40 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 3 – Investment Advisory Agreement and Other Agreements
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Prior to March 20, 2017, GFIA received an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund had contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund paid to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund was an affiliate of GFIA, GFIA had agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund paid to GIFA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Advisor pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash.

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Securities Transactions
For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and options written, were as follows:
Purchases	Sales
$350,892,710	$381,114,016

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

Note 6 – Borrowings
The Fund has entered into a $90,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. Effective March 20, 2017, in connection with the merger of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM the committed credit facility agreement was amended to a $250,000,000 maximum commitment amount. As of December 31, 2017, there was $198,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended December 31, 2017, was $165,784,932 with a related average interest rate of 1.87%. The maximum amount outstanding during the period was $198,000,000. As of December 31, 2017, the market value of the securities segregated as collateral is $339,375,777.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party, other than to the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 7 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to the “mark-to-market” of certain derivatives, losses deferred due to straddles, capital loss carryforwards, and losses deferred due to wash sales. Additional differences may result from the tax treatment of taxable over-distributions, distribution reclasses, merger adjustments, and return of capital distributions. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
The following adjustments were made on the Statement of Assets and Liabilities as of December 31, 2017 for permanent book/tax differences:
Additional	Undistributed	Accumulated
Paid In	Net Investment	Net Realized
Capital	Income	Loss
$8,219,708	$9,806,925	$(18,026,633)

As of December 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:
Cost of	Gross Tax	Gross Tax	Net Tax
Investments for	Unrealized	Unrealized	Unrealized
Tax Purposes	Appreciation	Depreciation	Appreciation
$566,239,162	$84,661,286	$(17,512,852)	$67,148,434

As of December 31, 2017, the tax components of accumulated earnings (excluding paid-in capital) on a tax basis were as follows:
Undistributed	Undistributed	Accumulated
Ordinary	Long-Term	Capital and	Net Unrealized
Income	Capital Gains	Other Losses	Appreciation
$ —	$ —	$(20,903,871)	$67,148,434

For the years ended December 31, 2017 and 2016, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2017	2016
Ordinary income	$14,456,992	$8,992,978
Long-term capital gains	$12,948,887	$—
Return of capital	$11,759,225	$9,321,247
Total	$39,165,104	$18,314,225

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight

44 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2017, capital loss carryforwards for the Funds were as follows:
Capital Loss	Capital Loss
Carryforward	Expires in
Utilized	2018
$17,397,952	$(4,026,351)*

*
In accordance with Section 382 of the Internal Revenue Code, a portion of Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown.

Note 8 – Mergers
On March 20, 2017, the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM (the “Acquiring Fund”) were completed.
In the mergers, common shareholders of GGE and GEQ, respectively, received newly-issued GPM common shares in tax- free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of GGE and/or GEQ common shares, as applicable, as determined at the close of business on March 17, 2017. Fractional GPM shares were not issued in the mergers and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the mergers are as follows:
Fund	NAV/Share ($)	Conversion Ratio
Guggenheim Enhanced Equity Income Fund (GPM)	$8.66	N/A
Guggenheim Enhanced Equity Strategy Fund (GGE)	$18.48	2.13281431
Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ)	$18.08	2.08664173

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the mergers, were as follows:
	GGE	GEQ
Cost of investments	$121,669,095	$188,537,133
Fair value of investments	$130,828,118	$210,485,337
Net unrealized appreciation (depreciation) on investments	$9,159,023	$21,948,204
Premiums received on options written	$(1,304,980)	$(1,929,961)
Fair value of options written	$(1,298,880)	$(3,937,592)
Net unrealized appreciation (depreciation) on options written	$6,100	$(2,007,631)

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the mergers were as follows:
Target Funds – Prior to Mergers	GGE	GEQ
Common shares outstanding	4,993,991	8,774,050
Net assets applicable to common shares	$92,287,483	$158,630,218
NAV per common share	$18.48	$18.08
Acquiring Fund – Prior to Mergers		GPM
Common shares outstanding		19,077,318
Net assets applicable to common shares		$165,294,286
NAV per common share		$8.66
Acquiring Fund – Post to Mergers		GPM
Common shares outstanding		48,036,872
Net assets applicable to common shares		$415,449,312
NAV per common share		$8.65

Cost and Expenses
In connection with the mergers, the Target Funds and the Acquiring Fund incurred certain associated costs and expenses. Such amounts are shown on the Statement of Assets and Liabilities and on the Statement of Operations as “Merger fees”. Costs specific to one or each of the Funds were expensed to such Fund as incurred. With respect to any expenses incurred in connection with the Mergers that were not attributable to a specific Fund, such expenses were allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Mergers. Of the estimated total costs of the Mergers, approximately $350,000 was borne by GGE, $343,000 was borne by GEQ and $245,000 was borne by GPM. In addition, GPM also bore the costs related to its redomestication, which were approximately $40,000.
Pro Forma Results of Operations
Assuming the acquisition had been completed on January 1, 2017, the beginning of the fiscal reporting period of GPM, the pro forma results of operations for the period ended December 31, 2017, are as follows:
Acquiring Fund – Pro Forma Results from Operations	GPM
Net investment income (loss)	$191,296
Net realized and unrealized gains (losses)	$88,318,014
Change in net assets resulting from operations	$88,509,310

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of GGE and GEQ that have been included in GPM’s Statement of Operations since March 20, 2017.

46 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2017

Note 9 – Capital

Common Shares
The Fund has unlimited amount of common shares, $0.01 par value, authorized and 48,036,872 shares issued and outstanding. Transactions in common shares were as follows:
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Beginning shares	19,077,318	19,077,318
Shares issued in fund merger	28,959,554	—
Ending shares	48,036,872	19,077,318

Note 10 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2017

To the Shareholders and the Board of Trustees of
Guggenheim Enhanced Equity Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Income Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
February 27, 2018

48 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2017

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.09% for the period ended December 31, 2017.
Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.
Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2017, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2017, the Fund had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2) . See qualified short-term capital gain columns in the table below.
Qualified	Dividend	Qualified
Dividend	Received	Short-Term
Income	Deduction	Capital Gain
100.00%	100.00%	100.00%

With respect to the taxable year ended December 31, 2017, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:
From long-term capital gain, using
From long-term capital gain:	proceeds from shareholder redemptions:
$12,948,887	$—

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2017

Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2005	Current: Private Investor (2001-present).	95	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).

Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).

Donald A.	Trustee and	Since 2014	Current: Retired	92	Current: Midland Care, Inc.
Chubb, Jr.	Chairman of				(2011-2016).
(1946)	the Valuation		Current: Business broker and manager of commercial real estate,
	Oversight		Griffith & Blair, Inc. (1997-2017).
	Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	92	Current: Westar Energy, Inc.
(1946)	Chairman of				(2004-present); CoreFirst Bank & Trust
	the Audit				(2000-present).
	Committee

50 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2017

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Roman	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich &	92	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		Company (1998-present).		(2009-present).
(1946)	the Contracts
	Review Committee		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp.
(2011-2012).
Robert B. Karn III	Trustee	Since 2011	Current: Consultant (1998-present).	92	Former: GP Natural Resource Partners,
(1942)					LLC (2002-2017). Peabody Energy
			Former: Arthur Andersen LLP (1965-1997) and Managing Partner,		Company (2003-April 2017)
Financial and Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2005	Current: Partner, Momkus McCluskey, LLC (2016-present).	97	Current: PPM Fund Board (February
(1953)	Chairman of				2018-present). Edward-Elmhurst
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive		Healthcare System (2012-present).
	and Governance		Vice President, General Counsel, and Corporate Secretary, Van
	Committee		Kampen Investments (1982-1999).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 51

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2017

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Maynard F.	Trustee	Since 2014	Current: Retired.	92
Current: Robert J. Dole Institute of
Politics (2016-present); Stormont-Vail
Foundation (2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation (1999-
present).

Oliverius
(1943)			Former: President and CEO, Stormont-Vail HealthCare
			(1996-2012).

					Former: Topeka Community Foundation (2009-2014).

Ronald E.	Trustee and	Since 2005	Current: Portfolio Consultant (2010-present).	94	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board
Former: Vice President, Manager and Portfolio Manager, Nuveen
Asset Management (1998-1999); Vice President, Nuveen
Investment Advisory Corp. (1992-1999); Vice President and
Manager, Nuveen Unit Investment Trusts (1991-1999); and
Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2018.
—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2019.
—Messrs. Barnes and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2020.

52 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2017

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:
Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers:
Joanna M.	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing
Catalucci	Officer		Director, Guggenheim Investments (2012-present). AML Officer, certain funds in the Fund Complex
(1966)			(2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex
(2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC
and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President,
Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley	Assistant Treasurer	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain
(1972)			other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant Treasurer	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present);
(1960)			Managing Director of Guggenheim Partners Investment Management, LLC (2015-present); Chief
Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim
Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital
Investment Management (2007-2009).
Amy J. Lee	President and	Since November 2017	Current: President and Chief Executive Officer, certain other funds in the Fund Complex
(1961)	Chief Executive		(November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present);
	Officer		Senior Managing Director, Guggenheim Investments (2012-present).

	Chief Legal Officer	Since 2014	Former: Vice President, Associate General Counsel and Assistant Secretary, , Security Benefit
Life Insurance Company and Security Benefit Corporation (2004-2012).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 53

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2017

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Mark E.	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
Mathiasen			Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other
(1969)	Treasurer		funds in the Fund Complex (2016-present).
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present);
Megaris	Secretary		Vice President, Guggenheim Investments (2012-present).
(1984)
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other
(1979)	Treasurer		funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation
(2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration
Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in
(1974)	Treasurer		the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer
of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).

54 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2017

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director,
(1979)			Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan
Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex
(1955)	Officer, Chief		(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Accounting Officer
	and Treasurer		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley
Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since November 2017	Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain
(1989)	Treasurer		other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration,
Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of
US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration,
Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers
LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 55

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2017

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

56 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	December 31, 2017

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 57

FUND INFORMATION	December 31, 2017

Board of Trustees
Randall C. Barnes
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Robert B. Karn III Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairman

Principal Executive Officers
Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
President, Chief Executive Officer and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Accounting Agent and Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

58 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	December 31, 2017

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 59

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(02/18)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GPM-AR-1217

Item 2.  Code of Ethics.
(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)           No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.
(f)            (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley. Dr. Farley is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,222 and $25,451 for the fiscal years ending December 31, 2017, and December 31, 2016, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item were $0 and $3,950 for the fiscal years ending December 31, 2017, and December 31, 2016, respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,441 and $8,195 for the fiscal years ending December 31, 2017 and December 31, 2016, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in Items 4(a) through 4(c) were $0 and $0 for the fiscal years ending December 31, 2017, and December 31, 2016, respectively.
The registrant’s principal accountant did not bill fees for non-audit services or services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e). Audit Committee Pre-Approval Policies and Procedures.
(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends

o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
 (f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $8,441 and $75,768 for the fiscal years ending December 31, 2017, and December 31, 2016, respectively.

(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a)The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald A. Nyberg and Ronald E. Toupin, Jr.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Investment Management, LLC (the "Sub-Adviser” or “Guggenheim”).  The Sub-Adviser’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief

Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2017:

Name	Since	Professional Experience During the Last Five Years
Scott Hammond	2017	Guggenheim Partners Investment Management, LLC. Managing Director – Managing Director 2012 to Present.
Farhan Sharaff	2010
Guggenheim Partners Investment Management, LLC.: Senior Managing Director and Assistant Chief Investment Officer - Equities – 7/10–Present.  Former, MJX Capital Advisors: Chief Investment Officer – 2005-2009.

Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 11/11-09/14; Morgan Stanley: Vice President – 03/10-11/11; Merrill Lynch: Vice President – 01/07-03/10.

Jayson Flowers	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005
Qi Yan	2016	Guggenheim Partners Investment Management, LLC: Managing Director, 2014 – Present; Guggenheim Partners Investment Management, LLC: Director, 2011 to 2014

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of December 31, 2017:

Scott Hammond:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	22	$3,263,367,752	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$60,740,671	0	$0

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	26	$3,728,381,353	0	$0
Other pooled investment vehicles	3	$77,085,345	0	$0
Other accounts	0	$0	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	17	$1,739,053,592	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$632,439,514	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Qi Yan:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$1,043,931,163	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of December 31, 2017:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Scott Hammond	$0
Farhan Sharaff	$0
Jayson Flowers	$0
Daniel Cheeseman	$0
Qi Yan	$0

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)   Not Applicable.
(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and  Section 906 of the Sarbanes-Oxley Act of 2002.
(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Enhanced Equity Income Fund
By:       /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:    March 9, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date:     March 9, 2018
By:         /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      March 9, 2018